UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 5, 2005

                                   VOIP, INC.
                                   ----------
             (Exact name of registrant as specified in its charter)

        Texas                       000-28985                   75-2785941
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(State of Incorporation)       (Commission File No.)         (IRS Employer
                                                           Identification No.)

         12330 SW 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330
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          (Address of principal executive offices, including zip code)

                                 (954) 434-2000
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              (Registrant's telephone number, including area code)

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Item 2.01  Completion of Acquisition or Disposition of Assets

      On October 5, 2005, VoIP, Inc. (the "Company") and WQN, Inc. ("WQN") closed the transactions under the Asset Purchase Agreement (the "Asset Purchase Agreement"), dated August 3, 2005. VoIP Acquisition Company ("Acquisition Sub"), a wholly-owned subsidiary of the Company, purchased (the "Asset Purchase") substantially all of the assets of WQN relating to WQN's "voice over internet protocol" business (the "Assets"). A copy of the press release regarding the closing of the Asset Purchase is filed as Exhibit 99.1 hereto.

      Concurrently with the execution of the Asset Purchase Agreement, on August 3, 2005, WQN had advanced to the Company $1,000,000, pursuant to a promissory note (the "Bridge Note"). The Bridge Note was cancelled upon completion of the transaction. In connection with the Bridge Note, the Company had issued to WQN a warrant (the "Bridge Warrant") to purchase 625,000 shares of Common Stock, at an exercise price of $1.37 per share. The Bridge Warrant was also cancelled in connection with the completion of the transaction.

      Pursuant to a letter agreement, dated October 5, 2005 (the "Letter Agreement"), WQN agreed to reimburse the Company for accounts receivable that are not collectible within 60 days of the Closing. If WQN is required to reimburse the Company for accounts receivable not collected within the sixty days, the Company will issue WQN a number of shares of its common stock equal to the amount of such reimbursement divided by two (2). A copy of the letter agreement is filed as Exhibit 10.1 hereto.

The Acquired Business

      Prior to the purchase of the Assets by the Company, WQN was a "voice over internet protocol" ("VoIP") telephony company providing international long distance services. VoIP enables voice communications over the Internet by compressing voice into data packets that can be efficiently transmitted over data networks and then converted back into voice at the receiving end. Customers use the VoIP services platform to make and receive calls using their home phone, business phone, personal computer and mobile phone. The acquired business currently includes the provision of enhanced Internet-based and other telephony services under various brand names to individual consumers primarily seeking to make international calls as well as the provision of enhanced Internet-based and other telephony services to resellers, corporations and service providers under their brand names and carrier transmission services whereby WQN sold excess capacity to other long-distance carriers. After the acquisition, the Company will also distribute telephony services, including prepaid long distance and prepaid wireless, through a network of private distributors.

      The primary source of revenue that will be derived from the acquired Assets is the fees that the Company will receive from telephony customers for completing calls over the network and from the sale of telephony products to WQN's former network of distributors in the Southern California market. Internet telephony revenue is dependent on the volume of voice traffic carried over the network, which is measured in terms of minutes of voice traffic and the fees per minute of traffic we charge our customers. The Company will bill its retail customers on a prepaid basis through credit cards.

      Costs of telephony revenue consist primarily of data communication and telecommunication expenses to terminate long distance traffic over our networks, which vary proportionately with the volume of traffic carried over our network. These costs include Internet related expenses to send voice traffic over the Internet, fees the Company will to terminate calls, fees the Company will pay to utilize the traditional telephone network to terminate calls, expenses incurred to connect customers to our network, and fees paid to other service providers for the purchase of telecom and other products.


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      Using the  acquired  Assets,  the Company  will market  various VoIP based telephony services primarily to residential consumers, which is categorized as retail telephony. A substantial portion of retail telephony business will be derived from the sale of services to customers calling from the United States to India. The centrally managed enhanced services platform acquired from WQN supports a full range of customer products and services that enhance quality, lower costs and improve ease of use and management. The new telephony services acquired from WQN will allow users to access the Company's VoIP platform to make low cost calls to anywhere in the world. Below are the key products and services acquired from WQN.

Products

      RocketVoIP. The acquired proprietary next generation VoIP technology service is marketed under the brand name RocketVoIP. With RocketVoIP, subscribers can use their broadband service to make and receive unlimited domestic and international calls using a home phone, mobile phone or personal computer. RocketVoIP has unique features and advantages over competing products that include:

      o Unlimited local, long distance and international calling to 50 countries, for a low monthly fee;

      o The ability to use a mobile phone to access the Company's network for high quality unlimited international calls;

      o     Free in-network calling;

      o Free features including Caller-ID, Call-Waiting, Call-Forwarding, 3-Way Calling, Voice Mail, and more; and

      o A total calling solution enabling travelers to make and receive phone calls from anywhere in the world using a personal computer and high-speed internet access, including Wi-Fi hotspots.

      Easy Talk. The EasyTalk service offers competitively priced long distance services which allows customers to speak to the party they are calling by the pressing of two designated buttons from the dial pad of the customer's phone. Customers are not required to switch their long distance service to use EasyTalk. The EasyTalk service offers many features including:

      o     Pinless dialing;

      o     Can be used from registered home, office and mobile phones;

      o Access to personal on-line account management tools which enables customers to view their call history and purchase information 24 hrs a day;

      o     Recharge   their  accounts   on-line  or  through  our   Interactive
            VoiceResponse System (IVR);


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

      o Update, modify and change their account information including credit card details; and

      o Communicate with customer service representative by email, live chat or by calling a customer service number.

      My800online.com. The My800online.com service offers toll free personal 800 numbers that can be routed to any home, office or cell phone in the world. It allows small businesses to create a virtual office telephone and lets international companies provide their U.S. based customers a toll-free number that will ring anywhere in the world. The My800online service offers many feature including:

      o     No monthly fees or contracts;

      o     International call forwarding;

      o     The ability to recharge the number on-line at any time; and

      o Access to personal on-line account management tools which enables customers to view account balance and call history 24 hrs a day.

      Virtual Prepaid Calling Cards. The Company will use the Assets in part to sell virtual prepaid calling cards over the Internet. These are virtual, because no physical card is issued. The virtual calling cards will give the Company the flexibility of promptly changing the rates and features to respond to changing consumer demand, rather than having an inventory of physical cards with set features that cannot be changed until all are recalled or used. This also will allow the Company to offer and test several different types of virtual calling cards with varying pricing features, thus providing a greater selection to its customers.

      The system functions as follows: A potential customer accesses the Company's Website, follows the prompts to enter their credit card information to purchase the virtual calling card, the Company verifies the credit card within seconds and electronically issues a personal identification number, or PIN, and a toll free number to the customer when the electronic purchase transaction is completed. Once sold, the virtual calling card can be used immediately to make international and domestic long distance calls. The customer dials the toll free number and enters the PIN and the telephone number the customer seeks to reach. The enhanced services platform determines whether the virtual calling card is valid and the number of call minutes remaining on it, based on the rate for the country being called. The platform completes the call and reduces the available credit balance on the virtual calling card at the conclusion of the call.

      Resale of Virtual Calling Cards. The Company will also buy virtual calling cards processed through other companies' platforms including prepaid long distance and wireless. The Company will buy them at a discount and sell them to its customers on its Websites as virtual cards. The Company will sell these virtual cards for calls from the United States to other countries where it has not established its own Internet network and where its negotiated rates with international long distance carriers are not as favorable and to offer other telecom products and services not available on the platform, such as prepaid wireless.


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

      Retail Telephony Websites. The Company acquired various Websites from WQN to allow it to target several ethnic niches that make international long distance calls. The Websites are accessible 24 hours per day, seven days a week, so the Company will not be constrained by the hours a retail store would be open for business. The Websites may also be reached from the customer's home or office. The customer is not required to physically travel to another location to make a purchase and receive delivery. Online purchasing and delivery will also allow the Company to deliver a broad selection of products to customers worldwide in rural or other locations that do not have convenient access to physical stores. The acquired Websites include the following:

Web Site Address                   Web Site Description
----------------------------       --------------------------------------------
www.wqn.com                        EasyTalk service and Corporate website
www.rocketvoip.com                 RocketVoIP service
www.my800online.com                Personal 800 service
www.valucomonline.com              High-end Indian consumers
www.valumaxonline.com              Indian market
www.card2asia.com                  Indian market
www.supertel.com                   Iranian market
www.metrotelcom.net                Iranian market
www.wqnwireless.com                Prepaid wireless plans
www.rocketmobile.net               International calling for mobile phone users

      The Websites have been designed around industry standard architectures to reduce downtime in the event of outages or catastrophic occurrences. The Websites operations staff will consist of systems administrators who manage, monitor and operate the Websites. The continued uninterrupted operation of the Websites is essential to the acquired business, and it will be the job of the site operations staff to ensure, to the greatest extent possible, the reliability of the Websites. The network is built around a redundant, high availability backbone. In order to achieve maximum redundancy, the network has several connections to the Internet.

Wholesale Services

      The wholesale services that the Company will conduct using the Assets consist of the following:

      Distribution of Telephony Products. The Company will distribute telephony services, which primarily consists of prepaid calling cards through a network of over 90 private distributors. The Company will sell the product or service to a distributor at a discount who then resells the product or service to a retail outlet. Through this network the Company estimates it will sell products to over 10,000 retail outlets of which more than 5,000 retail outlets are located in Southern California which will give the Company access to various large ethnic communities seeking to make international phone calls. A significant portion of the distribution business will consist of prepaid calling cards used to call from the United States to Mexico. Through this network the Company will also distribute our products in the Dallas, Houston, Chicago, New York City, Newark, and Miami markets. The Company plans to use this network in 2005 to sell its proprietary VoIP products.


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

      Platform Services. The Company will sell the acquired Internet-based and other telephony services to resellers, corporations, and service providers who then resell the service under their own brand name. Many of these resellers are smaller companies which purchase virtual calling cards from us and then resell the products from their own web sites.

Services Platform and Network

      Access. Access to the newly acquired, propriety VoIP Network and enhanced services platform is available by several methods. Customers can access the network from anywhere in the world through their high speed Internet connection using a broadband phone (which the Company will supply to RocketVoIP customers) and the soft phone which is a downloadable software that enables customers to make PC-to-Phone calls. Customers can also access the network from the United States and Canada using toll-free and local access numbers.

      Enhanced Services Platform. The Company acquired WQN's centrally managed, enhanced services platform, consisting of a reliable and flexible data management, monitoring control and billing systems which support all of its products and services. Key elements include customer provisioning, customer access, fraud control, network security, call routing, call monitoring, call reliability and detailed call records. The enhanced services platform is a specialized telephone switch, soft switch, and software. It is connected to the Websites and databases acquired from WQN and to its network of outgoing and incoming telephone lines and Internet lines. It sets up all customer account information when services are purchased and immediately activates the services so it can be used at the time of purchase. Programmed into the platform is a lowest cost routing matrix. This matrix automatically routes each call over the route most economical to the Company. This means it will select the international carrier with the lowest rate or the Internet if the Company has a gateway in the call destination country.

      Proprietary Technology. The Company acquired WQN's proprietary customer software that permits a customer to purchase retail telephony services from the acquired Websites using a credit card and to have the services delivered while on the Websites for immediate use by the customer. Proprietary customer software also allows customers access to our platform using their high speed Internet connection to initiate and receive calls, and various proprietary credit and fraud management applications will aid the Company in checking credit and limiting fraudulent transactions.

Item 3.02 Unregistered Sales of Equity Securities

      In connection with the closing of the transaction, the Company agreed to issue WQN 500,000 shares of restricted common stock relating to difference between the amount of accounts receivable transferred in the transaction and the accounts payable. The shares issued and issuable under the Asset Purchase Agreement and the Letter Agreement were made and will be made in reliance upon an exemption from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act") set forth in Section 4(2) and Regulation D thereof, relative to sales by an issuer not involving any public offering, and the rules and regulations thereunder.


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Item 7.01 Regulation FD Disclosure

      Exhibit 99.1 hereto is being furnished, and shall not be deemed to be "filed" with the SEC. The information in Exhibit 99.1 shall not be incorporated by reference into any filing of the Company with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Safe Harbor

      Statements about the Company's future expectations and all other statements in this Current Report on Form 8-K, other than historical facts, are "forward-looking statements" within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created thereby.

      The above information contains information relating to the Company that is based on the beliefs of the Company and/or its management as well as assumptions made by, and information currently available to, the Company or its management. When used in this document, the words "anticipate," "estimate," "expect," "intend," "plans," "projects," and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, the impact of competitive services and pricing and general economic risks and uncertainties.

Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits.

      99.1  Press Release, dated October 11, 2005

      10.1  Letter Agreement, dated October 5, 2005.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 11, 2005              VOIP, INC.
                                       (Registrant)

                                       By: /s/  Steven Ivester
                                           -------------------------------------
                                           Steven Ivester
                                           President and Chief Executive Officer


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